UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2007

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification No.

1-11607	DTE Energy Company (a Michigan corporation) 2000 2nd Avenue Detroit, Michigan 48226-1279 313-235-4000	38-3217752
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Slide Presentation of DTE Energy Company dated July 2, 2007
News Release of DTE Energy Company dated June 30, 2007

Item 7.01. Regulation FD Disclosure.
DTE Energy Company (“DTE Energy”) plans to conduct a conference call for the investment community hosted by Anthony F. Earley Jr., DTE Energy Chairman and Chief Executive Officer, Gerard M. Anderson, DTE Energy President and Chief Operating Officer, and David E. Meador, DTE Energy Executive Vice President and Chief Financial Officer at 8:30 a.m. (EDT) Monday, July 2, 2007 to discuss a transaction under DTE Energy’s non-utility monetization plan. Copies of an associated slide presentation, together with a related news release, are furnished as Exhibits 99.1 and 99.2, respectively, to this report.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K under this heading, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.
Item 8.01. Other Events.
On June 30, 2007, DTE Energy announced it has agreed to sell a 50 percent interest in a portfolio of select Power & Industrial Projects to GE Corporate Lending. The company expects to realize gross proceeds of $805 million from the sale and a refinancing of the portfolio. The deal is expected to close in late August.
DTE Energy Services will enter into a management services agreement to manage the day-to-day operations and act as the managing member of the LLC that owns the portfolio of projects. In addition, the company will maintain a 50 percent equity interest in the LLC. The transaction establishes an approximate $1 billion enterprise value for this portfolio of projects, which includes the equity and debt of the LLC.
With the signing of this agreement, the non-utility monetizations are expected to result in total after-tax proceeds of approximately $1.5 billion by year end with potential upside.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1	Slide Presentation of DTE Energy Company dated July 2, 2007.

99.2	News Release of DTE Energy Company dated June 30, 2007.
Forward-Looking Statements:
This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. It should be read in conjunction with the “Forward-Looking Statements” section in DTE Energy’s 2006 Form 10-K and its 2007 quarterly report on Form 10-Q (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy that discuss important factors that could cause DTE Energy’s actual results to differ materially. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 2, 2007

DTE ENERGY COMPANY (Registrant)
/s/ Peter B. Oleksiak
Peter B. Oleksiak
Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Slide Presentation of DTE Energy Company dated July 2, 2007.

99.2	News Release of DTE Energy Company dated June 30, 2007.